Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Myriad Genetics, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the
Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2015		Date: November 4, 2015

By:	/s/ Mark C. Capone	By:	/s/ R. Bryan Riggsbee
Mark C. Capone		R. Bryan Riggsbee
President and Chief Executive Officer		Executive Vice President, Chief Financial Officer